SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)     March 5, 2001
                                                         -----------------------



                           BIOGAN INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its Charter)


           Delaware                     0-31479                58-1832055
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)           Identification No.)



                     7213 Potomac Drive, Boise, Idaho 83704
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code            (208) 376-8500
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

This Amendment No. 1 amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on March 8, 2001 (the "Resignation 8-K") by Biogan International, Inc. (the "Company"), to read in full as follows.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Prior to February 19, 2001, the Company decided to terminate Bersch Accounting (the "Former Auditors") as its independent certifying accountants. In that regard, the Company began to interview potential new auditors. On February 19, 2001, the Company notified the Former Auditors that it was engaging the firm of KPMG LLP ("KPMG") as its new auditors, and on February 20, 2001, the Company engaged KPMG as its new independent certifying accountants, in effect terminating its relationship with the Former Auditors.

         The Company desires to file its Quarterly Report on Form 10-QSB for the quarter ending September 30, 2000 (the "September 10-QSB") with the SEC as quickly as possible. Because the Former Auditors had audited the Company's financial statements for the six months ended June 30, 2000 and were therefore familiar with the Company, the Company initially decided that the Former Auditors would continue to be engaged by the Company for the sole purpose of reviewing the Company's September 10-QSB.

         On February 21, 2001, the Company requested that the Former Auditors provide them with a letter, addressed to the SEC, stating whether the Former Auditors agreed with the Company's disclosures in that certain Current Report on Form 8-K filed with the SEC on February 26, 2001 (the "Initial 8-K").

         On February 23, 2001, the Former Auditors delivered to the Company a letter stating that they were not certain whether it was appropriate for them to express their agreement with the contents of the Company's proposed Initial 8-K because they were still engaged to perform work for the Company, during which time the Former Auditors would expect any potential areas of disagreement to be resolved. The letter also stated that the Company's return of certain letter agreements (the "Indemnification Agreements") may make any potential disagreements moot and, therefore, permit the Former Auditors to submit their proposed letter to the SEC. The Indemnification Agreements provided that the Company, Gilles Laverdiere, the President, Chief Executive Officer and a Director of the Company, and Ron Tolman, a Vice President and Director of the Company (collectively, the "Indemnitees"), would hold the Former Auditors harmless from any action against the Former Auditors arising in any way out of any association that ever existed between the Former Auditors and any of the Indemnitees, and the Indemnitees would indemnify the Former Auditors for its defense against any action arising out of any relationship between the Former Auditors and any of the Indemnitees. Neither the Former Auditors' February 23, 2001 letter nor their draft letter to the SEC concerning the Company's disclosures in the Initial 8-K referenced any existing disagreements between the Company and the Former Auditors in connection with their relationship. Therefore, the Company was not aware of any such disagreements.

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

         Prior to March 5, 2001, the Indemnitees advised the Former Auditors that they would not agree to executing the Indemnification Agreements. The Company then determined that the Former Auditors would no longer review the Company's September 10-QSB and, instead, KPMG would review the September 10-QSB. Although KPMG has only recently been engaged for the audit process of the Company's financial statements for the years ended December 31, 1999 and 2000, it was determined that within a relatively short period of time, KPMG could be in a position to review the Company's September 10-QSB.

         On March 5, 2001, the Company received a letter from the Former Auditors, informing the Company that they were resigning as the Company's auditors because of certain disagreements with the Company concerning audit scope, accounting matters, the inclusion, without the Former Auditors' consent, of material in Amendment No. 2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 24, 2000 ("Amendment No. 2"), information requiring the amendment of part of the Former Auditors' report dated June 30, 2000, and outstanding professional fees. A copy of the Former Auditors' letter (the "Resignation Letter") is attached as Exhibit
16.1 to the Company's Resignation 8-K.

         On March 7, 2001, the Company provided the Former Auditors with a copy of its proposed Resignation 8-K, and requested a letter from the Former Auditors stating whether they agreed or disagreed with the Company's disclosures therein. In response, the Former Auditors provided the Company with a letter, dated March 7, 2001 (the "Disclosure Letter"), outlining certain concerns, which letter is attached as Exhibit 16.2 to the Resignation 8-K (the "Resignation Letter" and the "Disclosure Letter" are jointly referred to as the "Bersch Letters"). The following is the Company's response to the statements made by the Former Auditors in the Bersch Letters.

         (a) DISAGREEMENTS CONCERNING AUDIT ISSUES INCLUDING SCOPE AND ACCOUNTING MATTERS. Prior to receiving the Bersch Letters, the Company was not aware of any disagreements with the Former Auditors concerning scope and accounting matters. Since the Company has received the Bersch Letters, the Former Auditors have not provided the Company with an explanation or additional detail concerning any such disagreements.

         (b) INCLUSION, WITHOUT THE CONSENT OF THE FORMER AUDITORS, OF MATERIAL IN AMENDMENT NO. 2. The Former Auditors reviewed Amendment No. 2 and consented to the inclusion of their report therein. The Company has no knowledge of what other material the Former Auditors refer to in the Resignation Letter.

         (c) INFORMATION REQUIRING THE AMENDMENT OF PART OF THE FORMER AUDITORS' AUDIT REPORT DATED JUNE 30, 2000 (THE "JUNE AUDIT REPORT"). The Company is not aware of any change in the facts underlying the financial statements that were the subject matter of the June Audit Report. The June Audit Report accounted for the transactions with Hechi Industrial Co., Ltd. ("Hechi") as an asset purchase. However, the Company has been advised by the staff of the SEC that the transactions should have been accounted for as a reverse acquisition. Accordingly, the Company has engaged KPMG to audit the financial statements in connection with the transactions with Hechi, and will account for the transactions as a reverse acquisition. The Company will subsequently amend Amendment No. 2 to reflect this accounting treatment.

         (d) OUTSTANDING PROFESSIONAL FEES. The Company has compensated the Former Auditors for their services provided through January 9, 2001. The Company has received statements from the Former Auditors, in the aggregate amount of $15,780.50, for services provided by the Former Auditors from January 10, 2001 through February 15, 2001. The Company has requested that the Former Auditors provide the Company with a description of the services provided and a breakdown of the fees for such services.

         (e) WITHDRAWAL OF OPINION ON THE PRO FORMA PORTION OF THE JUNE AUDIT REPORT. The Company is not aware of any information that would require the Former Auditors to withdraw their opinion concerning the pro forma portion of the June Audit Report. Prior to and since delivering the Bersch Letters to the Company, the Former Auditors have not provided the Company with an explanation or additional detail concerning the withdrawal of their opinion on this portion of their report.

         (f) RESIGNATION OF THE FORMER AUDITORS. On February 20, 2001, the Company retained KPMG as its new independent certifying accountants, in effect terminating the Former Auditors as its accountants. The Company's Board of Directors approved the change in the Company's accountants.

         (g) NEED FOR AN ADJUSTMENT TO THE JUNE AUDIT REPORT AND FOOTNOTES THERETO. The Company is not aware of any change in the facts underlying the financial statements that were the subject matter of the June Audit Report. The June Audit Report accounted for the transactions with Hechi as an asset purchase. However, the Company has been advised by the staff of the SEC that the transactions should have been accounted for as a reverse acquisition. The Company has engaged KPMG to audit the Company's financial statements in connection with the transactions with Hechi. The Company intends to amend Amendment No. 2 to reflect the proper accounting treatment of the Hechi transaction as a reverse acquisition.

         (h) LETTERS SUBMITTED TO THE COMPANY REGARDING THE FORMER AUDITORS' WORK PAPERS. The Company has authorized the Former Auditors to respond to any inquiries of KPMG concerning any issues raised in the Bersch Letters. In response, the Former Auditors delivered the Indemnification Agreements to the Indemnitees, which Indemnification Agreements stated that the Indemnitees would hold the Former Auditors harmless from any action against the Former Auditors arising in any way out of any association that ever existed between the Former Auditors and any of the Indemnitees, and the Indemnitees would indemnify the Former Auditors for their defense against any action arising out of any relationship between the Former Auditors and any of the Indemnitees. The Indemnitees have refused to sign the Indemnification Agreements.

         The Former Auditors' June Audit Report did not contain any adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles.

         The Company's decision to terminate the Former Auditors and to retain KPMG was approved by the Company's Board of Directors.

         Other than as described above, the Company is not aware of any disagreements with the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditors to make reference thereto in their report. In addition, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-K of the Securities Act of 1933, as amended.

         The Company has authorized the Former Auditors to respond fully to the inquiries of the KPMG concerning the subject matter of the issues raised in the Bersch Letters.

         The Company has requested that the Former Auditors furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. The Company will file a copy of the Former Auditor's response letter by an amendment to this report on Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.  Not applicable.

         (c)      EXHIBITS.

                  16.1 Letter from Bersch Accounting to the Company regarding resignation (filed on March 8, 2001 as Exhibit 16.1 to the Company's Current Report on Form 8-K and incorporated herein by reference).

                  16.2 Letter from Bersch Accounting to the SEC regarding resignation (filed on March 8, 2001 as Exhibit 16.2 to the Company's Current Report on Form 8-K and incorporated herein by reference).

                  16.3 Letter from Bersch Accounting to the SEC regarding the Company's disclosures in this Amendment No. 1 to Form 8-K/A.*

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         * To be filed by amendment.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 2001                   BIOGAN INTERNATIONAL, INC.


                                        By:      /S/ KERRY SMITH
                                           ------------------------------------
                                        Kerry D. Smith, Chief Financial Officer

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